UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2008

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Dinewise, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-100110	01-0741042
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Bi-Country Boulevard, Suite 400, Farmingdale, NY 11735

(Address of Principal Executive Office) (Zip Code)

(631) 694-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On March 17, 2008, Dinewise Inc. (the “Company”), amended its February 16, 2007 Debenture (“Debenture”) and its February 16, 2007 Warrant (“Warrant”) issued by the Company to Dutchess Private Equities Fund, Ltd (“Dutchess”).  The material changes are as follows:

1) The Maturity Date is extended from March 31, 2009 to March 31, 2010.

2) The interest rate per annum on the Debenture shall increase from 14% to 15% per annum on October 1, 2008, and shall increase to 16% per annum on April 1, 2009.

3) Monthly principle payments on the Debenture have been restructured as follows:

	Original Terms	Amended Terms
3/31/08 – 8/31/08	$35,000 per month	$20,000 per month
9/30/08-2/28/09	$70,000 per month	$35,000 per month
3/31/09	Remaining unpaid balance	$50,000
4/30/09-8/31/09	Not applicable	$50,000 per month
9/30/09-2/28/10	Not applicable	$65,000 per month
3/31/10	Not applicable	Remaining unpaid balance

4) Under the terms of the amendment, if at the end of any of the Company’s quarter end periods as filed with the SEC, the Company has cash deposits in any accounts, whether bank, brokerage or other accounts (“Bank Balance(s)”), that exceeds seven hundred and fifty thousand dollars ($750,000), the Company shall pay to Dutchess twenty percent (20%) of such amounts in excess of seven hundred and fifty thousand dollars ($750,000) but below two million two hundred and fifty thousand dollars ($2,250,000); upon such time as the Company has in excess of two million two hundred and fifty thousand dollars ($2,250,000) as a Bank Balance, the Company shall pay to Dutchess one hundred percent (100%) of such amounts in excess of two million two hundred and fifty thousand dollars ($2,250,000).

Prior to the amendment, upon such time as the Company had in excess of two million two hundred and fifty thousand dollars ($2,250,000) as a Bank Balance, the Company was required to pay to Dutchess one hundred percent (100%) of such amounts in excess of two million two hundred and fifty thousand dollars ($2,250,000).

5) As of the date of this Addendum, two million Warrants (2,000,000) have fully vested and the remaining two million (2,000,000) unvested Warrants shall expire.

In addition, the Company shall issue to Dutchess one million two hundred and forty thousand (1,240,000) shares of the Company’s Common Stock (“Investor Shares”) within five days of signing this Addendum.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

10.1	Addendum, dated March 17, 2008, to the February 16, 2007 Debenture and February 16, 2007 Warrant by and between the Company and Dutchess.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dinewise, Inc.

By:	/s/ Thomas McNeill
Thomas McNeill Vice President and Chief Financial Officer

Date:  March 17, 2008

Exhibit Index

Exhibit No.	Description
10.1	Addendum, dated March 17, 2008, to the February 16, 2007 Debenture and February 16, 2007 Warrant by and between the Company and Dutchess.